UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 3, 2015

GORDMANS STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1926 South 67th St,

Omaha, Nebraska 68106

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael D. James, Senior Vice President, Chief Financial Officer and Treasurer of Gordmans Stores, Inc. (the “Company”), resigned effective as of September 3, 2015. Mr. James has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with his resignation, Gordmans, Inc., a wholly-owned subsidiary of the Company, expects to enter into a Separation and Release Agreement with Mr. James that will provide for severance benefits.

Andrew T. Hall, the Company’s President, Chief Executive Officer and Secretary, will oversee the chief financial officer function until a successor chief financial officer is appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDMANS STORES, INC.

Date: September 8, 2015	By:	/s/ Andrew T. Hall
	Name:	Andrew T. Hall
	Title:	President, Chief Executive Officer and Secretary